Exhibit 99.1

First National Corporation Reports Continued Strong Earnings in Third
Quarter 2003

    COLUMBIA, S.C.--(BUSINESS WIRE)--Oct. 16, 2003--First National Corporation (Amex: FNC) the holding company for South Carolina Bank and Trust and South Carolina Bank and Trust of the Piedmont continued its earnings growth momentum in the third quarter and first nine months of 2003.

    Results of Operations and Financial Results

    Please refer to the accompanying tables for detailed comparative data reflecting results of operations and financial information. Net income for the quarter was $3,886,000, up 19.4% from $3,255,000 in the third quarter of 2002. Diluted earnings per share for the quarter were $0.50 compared to $0.42 in the third quarter of 2002. Net income for the first nine months of 2003 was $11,118,000, up 10.8% from $10,034,000 a year ago. Diluted earnings per share for the nine-month period were $1.43 compared to $1.30 last year. Average loan balances were up by $93 million, or 11.4%, and average deposit balances were up by $97 million, or 11.2%, for the quarter compared to comparable balances in the same period last year. Likewise, loans and deposits have increased significantly from yearend 2002. Total assets at September 30, 2003 were $1,198,821,000, up 6.8% from a year ago. On a linked-quarter basis, total assets declined by $30 million, reflecting a decline in secondary market mortgage loans held for sale as refinancing activity slowed in connection with a general rise in fixed mortgage interest rates. Total shareholders' equity was $109,848,000 at the end of the quarter, reflecting an increase of 8.9% from the prior year's third quarter. The current total equity amount represents a book value per basic share of $14.29 and a total equity-to-assets ratio of 9.16%, continuing to reflect a strong capital position for the Company. The third quarter and year-to-date 2003 operating results represent annualized returns on average assets of 1.25% and 1.24%, respectively, and annualized returns on average total equity of 14.20% and 13.92%, respectively. Comparable ratios for the same periods in 2002 were 1.17% and 1.25% for ROAA, and 12.97% and 13.85% for ROAE.
    Non-taxable equivalent net interest income (before provision for loan losses) was $12,901,000 for the third quarter, up 3.2% from $12,503,000 in the comparable period last year. Historically low interest rates continue to pressure the net interest margins of depository institutions. However, FNC's margins were compressed only slightly during the quarter. The Company achieved comparably strong 4.50% and 4.57% net interest margins for the quarter and year-to-date, respectively. FNC's earning assets growth and the growth in low-rate and noninterest bearing deposits continue to generate increases in net interest income (in dollars), thereby decreasing the impact of the compression of net interest margins in this economic environment.
    Non-interest income for the third quarters of 2003 and 2002 was $6,432,000 and $4,371,000, representing a 47.1% increase. The increase in 2003 was primarily attributable to increases in secondary market mortgage fee income and, to a lesser extent, deposit account service charges. Non-interest expenses were $12,829,000 in the third quarter, up 13.8% from $11,276,000 in the comparable period of 2002. Primary factors influencing the increased expenses were planned higher levels of salary, benefits and incentive expenses associated with increased staffing and lending activities, and commissions to mortgage loan originators based on exceptionally strong production.
    First National Corporation continues to compare favorably with regional and national peers in asset quality measurements. Nonperforming loans totaled $5,724,000 at September 30, 2003, representing 0.63% of period end loans. Other Real Estate Owned at quarter end amounted to $1,540,000. The allowance for loan losses at September 30, 2003 was $11,473,000 and represented 1.26% of total loans net of unearned income. The current allowance provides 2.0 times coverage of period end nonperforming loans and approximately 6.2 times coverage of third quarter annualized net charge-offs. Net charge-offs in the third quarter totaled $470,000 or an annualized 0.21% of average loans net of unearned income. The provision for loan losses for the quarter was $831,000 compared to $884,000 in the comparable period last year. (The loan data above do not include mortgage loans held for sale.)
    Each of First National's operating subsidiaries performed profitably during the quarter. South Carolina Bank and Trust, headquartered in Orangeburg, SC, had net income of $3,441,000. South Carolina Bank and Trust of the Piedmont, headquartered in Rock Hill, SC, had earnings of $542,000.
    C. John Hipp, III, President and Chief Executive Officer stated, "We are pleased to report continued earnings momentum. We were able, by and large, to sustain our net interest margins in a challenging environment through careful deposit pricing and by focusing on attaining good investment and loan yields and fees. Also, we have had strong increases in non-interest income - particularly in secondary market mortgage fee income. This activity has been a real strength for our company the last couple of years. On another note, as we previously reported, the company completed a successful consolidation of our Pee Dee bank into the lead SCBT bank in July. We should see some synergy from this combination going forward."
    First National Corporation is a multi-bank holding company whose principal subsidiaries are South Carolina Bank and Trust, N.A. and South Carolina Bank and Trust of the Piedmont, N.A. Through these banking subsidiaries, First National Corporation operates 32 financial centers in 13 South Carolina counties. The Company offers a full range of retail and commercial banking services, mortgage lending services, trust and investment services, and consumer finance loans. First National Corporation's common stock is traded on the American Stock Exchange under the symbol "FNC".
    Statements contained in this press release, which are not historical facts, are forward-looking statements. In addition, FNC through its senior management or directors may from time to time make forward-looking public statements concerning matters described herein. Such forward-looking statements are necessarily estimates reflecting the best judgement of FNC's senior management or directors based upon current information and involve a number of risks and uncertainties. Certain factors which could affect the accuracy of such forward looking statements are identified in the public filings made by FNC with the Securities and Exchange Commission, and forward-looking statements contained in this press release or in other public statements of FNC or its senior management or directors should be considered in light of those factors. There can be no assurance that such factors or other factors will not affect the accuracy of such forward-looking statements.


                      First National Corporation
                              (Unaudited)
             (Dollars in thousands, except per share data)


EARNINGS         Three Months Ended          Nine Months Ended
 SUMMARY             Sept. 30,                   Sept. 30,
 (non tax                             %                           %
 equivalent)      2003       2002   Change     2003       2002  Change
                -------   --------  -----   --------    ------- ------
Interest
 income        $16,413    $17,195   -4.6%   $49,369    $50,591   -2.4%
Interest
 expense         3,511      4,692  -25.2%    11,571     14,340  -19.3%
                -------   --------           -------    -------
Net interest
 income         12,901     12,503    3.2%    37,798     36,252    4.3%
Provision
 for loan
 losses/b          831        884   -5.9%     1,900      2,019   -5.9%
Noninterest
 income          6,432      4,371   47.1%    17,405     12,704   37.0%
Noninterest
 expense        12,829     11,276   13.8%    36,653     32,042   14.4%
                -------   --------          --------   --------
Earnings
 before
 income
 taxes           5,673      4,715   20.3%    16,650     14,895   11.8%
Provision
 for income
 taxes           1,787      1,460   22.4%     5,531      4,861   13.8%
               -------- ----------          --------   --------
Net earnings    $3,886     $3,255   19.4%   $11,118    $10,034   10.8%
               ======== ==========          ========   ========

Basic
 earnings
 per share/a    $0.506     $0.424   19.3%    $1.448     $1.310   10.5%
                ======= ==========          ========   ========
Basic
 weighted
 average
 shares/a    7,682,611  7,670,216    0.2% 7,678,418  7,661,533    0.2%

Diluted
 earnings
 per share/a    $0.500     $0.421   18.8%    $1.435     $1.301   10.3%
                ======= ==========          ========   ========
Diluted
 weighted
 average
 shares/a    7,764,910  7,739,106    0.3% 7,750,205  7,715,323    0.5%

 Cash
  dividends
  declared
  per common
  share/a       $0.170     $0.146   16.4%    $0.490     $0.428   14.5%
 Dividend
  payout
  ratio          34.28%     32.79%            34.11%     33.52%


                              AVERAGE for Quarter Ended
                 -----------------------------------------------------
BALANCE SHEET    Sep. 30,    Jun. 30,   Mar. 31,   Dec. 31,   Sep. 30,
 HIGHLIGHTS        2003       2003       2003       2002       2002
                 --------- ---------- ---------- ---------- ----------
Mortgage
 loans held
 for sale       $79,218    $48,724    $28,620    $25,944     $9,839
Total loans/b   905,855    895,261    870,994    848,532    813,038
Total
 investment
 securities     170,164    172,487    167,987    185,966    206,363
Earning
 assets       1,158,996  1,135,746  1,083,899  1,065,284  1,034,719
Total assets  1,235,528  1,209,091  1,156,659  1,130,774  1,099,779
Noninterest
 bearing
 deposits       189,071    174,141    148,611    147,248    141,563
Interest
 bearing
 deposits       778,286    789,391    758,053    752,924    728,663
Total
 deposits       967,356    963,531    906,664    900,172    870,226
Nondeposit
 borrowings     154,723    132,183    140,618    123,229    124,237
Shareholders'
 equity         108,599    106,990    104,844    102,154     99,598


                        AVERAGE for Nine Months Ended
                          ------------------------
BALANCE SHEET             30-Sep-2003  30-Sep-2002   % Change
 HIGHLIGHTS               -----------  -----------  ----------

Mortgage loans held
 for sale                     $52,373    $10,252      410.8%
Total loans/b                 890,831    773,743       15.1%
Total investment
 securities                   170,220    211,989      -19.7%
Earning assets              1,126,489  1,007,867       11.8%
Total assets                1,200,715  1,069,461       12.3%
Noninterest bearing
 deposits                     170,756    135,481       26.0%
Interest bearing
 deposits                     775,317    704,577       10.0%
Total
 deposits                     946,073    840,058       12.6%
Nondeposit borrowings         142,560    126,207       13.0%
Shareholders' equity          106,825     96,829       10.3%

                                ENDING Balance
                 ----------------------------------------------------
BALANCE SHEET    Sep. 30,    Jun. 30,   Mar. 31,   Dec. 31,   Sep. 30,
 HIGHLIGHTS        2003       2003       2003       2002       2002
                 -------   ---------- ---------- ---------- ----------
Mortgage
 loans held
 for sale       $35,923    $53,934    $31,393    $39,141    $18,774
Total
 loans/b        913,381    899,070    881,383    863,422    840,235
Total
 investment
 securities     162,192    183,454    190,230    164,951    182,555
Allowance for
 loan
 losses/b       (11,473)   (11,112)   (11,233)   (11,065)   (10,626)
Premises and
 equipment       32,010     31,932     30,984     28,186     26,766
Total assets  1,198,821  1,229,244  1,192,941  1,144,948  1,122,119
Noninterest
 bearing
 deposits       184,760    196,855    177,207    146,104    147,544
Interest
 bearing
 deposits       748,752    789,073    764,198    752,059    743,155
Total deposits  933,511    985,928    941,404    898,163    890,699
Nondeposit
 borrowings     149,916    130,833    139,544    138,116    125,125
Total
 liabilities  1,088,973  1,121,172  1,087,293  1,041,453  1,021,248
Shareholders'
 equity         109,848    108,071    105,648    103,495    100,871

Actual
 # shares
 outstanding  7,686,107  7,681,616  7,678,934  7,673,339  6,975,254

   /a: Per share data and associated shares have been retroactively adjusted to give effect to a 10% common stock dividend paid to shareholders on December 6, 2002.
   /b: Loan data excludes mortgage loans held for sale.

                      First National Corporation
                              (Unaudited)
             (Dollars in thousands, except per share data)

NONPERFORMING ASSETS (ENDING balance)

                         Sep. 30, Jun. 30, Mar. 31,  Dec. 31, Sep. 30,
                          2003     2003     2003     2002     2002
                        -------- -------- -------- -------- --------
Nonaccrual loans         $3,443   $3,437   $3,339   $3,010   $2,470
Other real estate
 owned                    1,540      670      496    1,051    1,225
Accruing loans
 past due 90 days
 or more                  2,281    1,774    2,383    1,729    1,832
                        -------- -------- -------- -------- --------
 Total non-
  performing
assets                   $7,264   $5,881   $6,218   $5,790   $5,527
                        ======== ======== ======== ======== ========
Total
 nonperforming
 assets as a
  percentage of
   total loans
   and OREO/b              0.79%    0.65%    0.71%    0.67%    0.66%
                        ======== ======== ======== ======== ========


                                      Quarter Ended
                        --------------------------------------------

ALLOWANCE FOR            Sep. 30, Jun. 30,  Mar. 31, Dec. 31, Sep. 30,
 LOAN LOSSES/b             2003     2003     2003     2002     2002
                        -------- -------- -------- -------- --------
Balance at
 beginning of
 period                 $11,112  $11,233  $11,065  $10,626  $10,166
Loans charged off          (554)    (678)    (799)    (802)    (525)
Loan recoveries              84      327      128       33      101
                        -------- -------- -------- -------- --------
 Net (charge-offs)
  recoveries               (470)    (351)    (671)    (769)    (424)
Provision for
 loan losses                831      230      839    1,208      884
                        -------- -------- -------- -------- --------
Balance at end of
 period                  11,473   11,112   11,233   11,065   10,626
                        ======== ======== ======== ======== ========

Allowance for
 loan losses as a
  percentage of
   total loans/b           1.26%    1.24%    1.27%    1.28%    1.26%
                        ======== ======== ======== =================
Allowance for
 loan losses as a
  percentage of
   nonperforming
   loans                 200.44%  213.22%  196.29%  233.47%  247.00%
                        ======== ======== ======== ======== ========
Net charge-offs
 as a percentage
 of average loans
   (annualized)/b          0.21%    0.16%    0.31%    0.36%    0.21%
                        ======== ======== ======== ======== ========
Provision for
 loan losses as a
 percentage of average
   total loans
   (annualized)/b          0.37%    0.10%    0.39%    0.56%    0.43%
                        ======== ======== ======== ======== ========

LOAN PORTFOLIO (ENDING balance)/b

                                Sept. 30, % of   Sept. 30,  % of
                                 2003     Total    2002     Total
                               --------- ------- --------- -------
Commercial                     $113,166   12.38% $106,829   12.69%
Consumer                         98,868   10.81%  111,875   13.29%
Real estate:
  Commercial                    358,180   39.18%  301,833   35.85%
  Consumer                      233,883   25.58%  237,345   28.19%
Firstline                        97,624   10.68%   74,228    8.82%
Other loans                      12,574    1.38%    9,753    1.16%
                               --------- ------- --------- -------
Total loans (gross)/b           914,295  100.00%  841,863  100.00%
Unearned income                    (914)      0    (1,628)      0
                               --------- ------- --------- -------
Total loans (net of
 unearned income)/b            $913,381  100.00% $840,235  100.00%
                               ========= ======= ========= =======

Mortgage loans held
 for sale                       $35,923           $18,774


                                     Quarter
                                      Ended
                 ---------------------------------------------------
SELECTED         Sept. 30,   Jun. 30,   Mar. 31,   Dec. 31,   Sep. 30,
 RATIOS            2003       2003       2003       2002       2002
                 ------- ---------- ----------   -------- ----------

Return on average
 assets
 (annualized)      1.25%      1.26%      1.20%      1.33%      1.17%
                 ======= ========== ==========   ======== ==========

Return on average
 equity
 (annualized)     14.20%     14.29%     13.23%     14.76%     12.97%
                 ======= ========== ==========   ======== ==========

Net interest
 margin (tax
 equivalent)       4.50%      4.52%      4.71%      4.69%      4.90%
                 ======= ========== ==========   ======== ==========

Efficiency
 ratio (tax
 equivalent)      65.52%     66.16%     64.85%     59.45%     65.91%
                 ======= ========== ==========   ======== ==========

End of period
 book value
 per common
 share/a         $14.29     $14.07     $13.76     $13.49     $13.15
                 ======= ========== ==========   ======== ==========

End of period
 # shares/a   7,686,107  7,681,616  7,678,934  7,673,339  7,672,779
              ========== ========== ==========   ======== ==========

End of period
 Equity-to-
  Assets           9.16%      8.79%      8.86%      9.04%      8.99%
                   ===== ========== ==========   ======== ==========

                            Nine Months Ended
                       30-Sep-2003  30-Sep-2002
                       -----------  -----------
SELECTED
 RATIOS

Return on average
 assets (annualized)         1.24%        1.25%
                            =======      ======
Return on average
 equity (annualized)        13.92%       13.85%
                            =======      ======

Net interest margin
 (tax equivalent)            4.57%        4.90%
                            =======      ======

Efficiency ratio
 (tax equivalent)           65.53%       64.52%
                            =======      ======


   /a: Per share data and associated shares have been retroactively adjusted to give effect to a 10% common stock dividend paid to shareholders on December 6, 2002.
   /b: Loan data excludes mortgage loans held for sale.


                      First National Corporation
                              (Unaudited)
             (Dollars in thousands, except per share data)

                            Three Months Ended
               ----------------------------------------------------
                Sept. 30, 2003             Sept. 30, 2002
               ----------------------------------------------------
                Average            Yield   Average             Yield
YIELD ANALYSIS  Balance  Interest (NON-TE) Balance   Interest (NON-TE)
              --------------------------------------------------------
Interest Earning Assets:
 Total Interest
  Earning
  Assets      $1,158,996  $16,413   5.62% $1,034,719  $17,195   6.59%

Noninterest Earning Assets:
 Total
  Noninterest
  Earning
  Assets          76,532                      65,060
              -----------                 -----------
Total Assets  $1,235,528                  $1,099,779
              ===========                 ===========

Interest
 Bearing
 Liabilities:
  Total
  Interest
  Bearing
  Liabilities   933,009     3,511   1.49%    852,900    4,639   2.16%

Noninterest
 Bearing
 Liabilities:
Total
 Noninterest
 Bearing
 Liabilities    193,920                      147,281
Shareholders'
 Equity         108,599                       99,598
               --------                 -----------
 Total
  Non-IBL and
   Shareholders'
   Equity       302,519                      246,879

             -----------                 -----------
 Total
  Liabilities
  and
  Shareholders'
  Equity     $1,235,528                  $1,099,779
             ===========                 ===========

Net Interest
 Income
 and Margin
 (NON-TAX
 EQUIVALENT)              $12,901   4.42%             $12,557   4.81%
                          ======== ------             ======== ------
Net Interest
 Margin
 (TAX EQUIVALENT)                   4.50%                       4.90%
                                   ======                      ======

                           Nine Months Ended
               ----------------------------------------------------
                Sept. 30, 2003             Sept. 30, 2002
               ----------------------------------------------------
                Average            Yield    Average            Yield
YIELD ANALYSIS  Balance  Interest (NON-TE) Balance   Interest (NON-TE)
              --------------------------------------------------------

Interest
 Earning
 Assets:
  Total
   Interest
   Earning
   Assets     $1,126,489  $49,369   5.86% $1,007,867  $50,591   6.71%

Noninterest
 Earning
 Assets:
  Total
   Noninterest
   Earning
   Assets         74,226                      61,594

              -----------                 -----------
Total Assets  $1,200,715                  $1,069,461
              ===========                 ===========

Interest Bearing
 Liabilities:
   Total
    Interest
    Bearing
    Liabilities  917,877   11,571   1.69%    830,783   14,340   2.31%
Noninterest
 Bearing
 Liabilities:
Total
 Noninterest
 Bearing
 Liabilities     176,013                     141,849
Shareholders'
 Equity          106,825                      96,829
                ---------                   ---------
  Total Non-IBL
   and
  Shareholders'
   Equity        282,838                     238,677

              -----------                 -----------
 Total
  Liabilities
  and
  Shareholders'
  Equity      $1,200,715                  $1,069,461
              ===========                 ===========

Net Interest
 Income and Margin
 (NON-TAX
  EQUIVALENT)             $37,798   4.49%             $36,252   4.81%
                         ========  ------             ======== ------
Net Interest Margin
 (TAX EQUIVALENT)                   4.57%                       4.90%
                                   ======                      ======

                        Three months                Nine Months
                           Ended                       Ended
                         Sept. 30,                   Sept. 30,
                      -----------------        --------------------
NON-INTEREST INCOME                   %                          %
 & EXPENSE           2003     2002 Change        2003     2002 Change
                     --------------------      -----------------------
Noninterest income:
 Service charges
  on deposit
  accounts         $2,974   $2,827    5.2%     $8,653   $7,853   10.2%
 Secondary market
  mortgage fees     2,225      648  243.4%      5,509    2,149  156.3%
 Trust fees           187      132   41.5%        578      508   13.9%
 Other service
  charges,
  commissions,
  fees              1,045      763   37.0%      2,664    2,193   21.4%
                   ----------- --------        ----------- --------
 Total non-
  interest
  income           $6,432   $4,371   47.1%    $17,405  $12,704   37.0%
                   ======== ========          ========= ========
Noninterest
 expense:
   Salaries and
    employee
    benefits       $7,428   $6,203   19.7%    $21,282  $17,751   19.9%
   Net furniture
    and equipment
    expense         1,188    1,057   12.4%      3,302    3,001   10.0%
   Net occupancy
    expense           764      616   24.2%      2,111    1,761   19.9%
   Amortization        50       57  -12.2%        151      172  -12.2%
   Other            3,398    3,343    1.7%      9,807    9,358    4.8%
                    ------- --------          --------- --------
 Total non-
  interest
  expense         $12,829  $11,276   13.8%    $36,653  $32,042   14.4%
                  ========= ========          ========= ========

    CONTACT: First National Corporation
             Richard C. Mathis, 803-765-4618; Fax: 803-765-1966